Variable Interest Entity	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Variable Interest Entity
VARIABLE INTEREST ENTITY

The Waneta Partnership, which owns and operates the Waneta Expansion on the Pend d'Oreille River in British Columbia, is 51% owned by Fortis and 49% by CPC and CBT (Note 10). The Waneta Expansion is operated and maintained by a wholly owned subsidiary of the Corporation and the output is sold to BC Hydro and FortisBC Electric under 40-year contracts. Each partner pays its proportionate share of the costs and is entitled to a proportionate share of the net revenue.

The Corporation's ownership interest is a variable interest entity. Fortis is the primary beneficiary as it has the power to direct the activities of the partnership, the obligation to absorb losses and the right to receive benefits that could be significant to the partnership. Consequently, Fortis consolidates the Waneta Partnership. The Corporation's consolidated financial statements include the following with respect to the Waneta Partnership.

(in millions)	2018	2017
Assets
Cash and cash equivalents	$15	$16
Accounts receivable and other current assets	15	14
PPE	674	688
Intangible assets	30	30
	$734	$748
Liabilities
Accounts payable and other current liabilities	$(6)	$(28)
Other liabilities	(67)	(63)
	(73)	(91)
Net assets before partners' equity	$661	$657

Revenue	$94	$93
Expenses
Operating expenses	18	17
Depreciation and amortization	18	18
Finance charges	4	4
	40	39
Net earnings	$54	$54

Cash used in investing activities at the Waneta Partnership for 2018 included capital expenditures of $27 million (2017 - $5 million). Cash flow related to financing activities for 2018 included dividends paid by the Waneta Partnership to non-controlling interests of $35 million (2017 - $34 million) and advances from non-controlling interests of $11 million (2017 - nil).